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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of Earliest Event Reported): May 25, 2004



                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)







         DELAWARE                        0-19771                  22-2786081
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(State or Other Jurisdiction     (Commission file Number)    (IRS Employer
     of Incorporation)                                       Identification No.)



    200 ROUTE 17, MAHWAH, NEW JERSEY                               07430
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 25, 2004, the Registrant announced receipt of a notice from the Nasdaq Office of Listing Qualifications Hearings. The press release relating to such announcement is filed as Exhibit 99.1 hereto.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit 99.1    Press Release dated May 25, 2004

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on May 27, 2004.


                                      DATA SYSTEMS & SOFTWARE INC.



                                      By: /s/ Yacov Kaufman
                                      ------------------------------------------
                                      Yacov Kaufman
                                      Vice President and Chief Financial Officer